UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 10/31/13

mLight Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-169805	27-3436055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Airway Avenue, Suite 141, Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 949-981-3464

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

References throughout this Amended Current Report on Form 8-K to "we," "our," "us," "the Company," "the Registrant," "mLight Tech" and similar terms refer to mLight Tech, Inc., unless otherwise expressly stated or the context otherwise requires. This Current Report contains summaries of the material terms of the agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to those agreements.

On November 6, 2013, we filed a Current Report on Form 8-K (the “Original Report”) to report that we completed the transactions contemplated by an Agreement of Purchase and Sale of Stock dated October 31, 2013, by and between the Company and the sole shareholder of Ding King Training Institute, Inc. (the “Agreement”). We acquired all of the issued and outstanding shares of Ding King Training Institute, Inc., in exchange for the issuance of 2,500,000 shares of our common stock. As a result of the Agreement  Ding King Training Institute, Inc., became a wholly-owned subsidiary of the Company.

At the time of closing of the Agreement of Purchase and Sale of Stock , we were in the development stage and had nominal operations and limited assets, which makes us a "shell company" as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). We were not a "blank check company" as defined by Rule 419 of the Securities Act of 1933, as amended ("Securities Act").

On November 19, 2013, we filed an Amended Current Report on Form 8-K/A (Amendment No. 1) to include the Proforma Financial Information required as a result of the subject transaction.

This Amendment No. 2 to the Current Report on Form 8-K dated October 31, 2013 is to provide disclosures that are required when an issuer, like us, reports a reverse merger and similar transactions and ceases to be a shell company, as required under Item 2.01(f) of the Current Report.

Item 1.01	Entry Into a Material Definitive Agreement.

Please see the disclosures set forth under Item 2.01 herein below.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 31, 2013, (the “Closing Date”), mLight Tech, Inc., a Florida corporation (the “Company”), entered in an Agreement of Purchase and Sale of Stock (the “Agreement”) with Ding King Training Institute, Inc., a California corporation (“DKTI”) and the individual standing as the sole equity-holder of DKTI (the “Equity-Holder”).  The Equity-Holder, Todd Sudeck, is also the majority shareholder, sole Director, Chief Executive Officer, President, Secretary, Chief Financial Officer and Treasurer of the Company. Pursuant to the terms of the Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding capital stock of DKTI in exchange for the issuance of Two Million Five Hundred Thousand (2,500,000) restricted shares of the Company's Common Stock. This summary of the Agreement does not purport to be a complete statement of the terms of the Agreement.  The  summary is qualified in its entirety by reference to the full text of the Agreement which was filed as Exhibit 2.1 to the Original Report and incorporated by reference.

The principal business of DKTI is the training of individuals for a career as a technician in the automotive Paintless Dent Repair. The individuals are employees of auto body shops, car dealers and entrepreneurs looking to start their own business. DKTI is located in Costa Mesa, California.

The information required by Item 2.01(f), not otherwise contained in this Item 2.01, is disclosed in Item 8.01 below.

Item 3.01	Unregistered Sales of Equity Securities.

In connection with the closing of the Agreement described in Item 2.01 above, the Company authorized the issuance of 2,500,000 shares of Common Stock to the Equity-Holder.  The Equity-Holder has acknowledged that the shares issued pursuant to the Agreement had not been registered under the Securities Act of 1933 (the “Securities Act”) and that they constitute “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act.  The certificates representing such shares of Common Stock will bear a restrictive legend.  The issuance of the securities to the Equity-Holder under the Agreement was conducted in reliance upon Section 4(2) of the Securities Act.

Item 4.01	Changes in Registrant’s Certifying Account.

(1) Previous Public Independent Accountant:

a. On October 31, 2013, the Company dismissed the registered independent public accountant, Messineo & Co., CPAs LLC (“PM”) of Clearwater, Florida .

b. The report of PM on the financial statements of the Company for the years ended September 30, 2012, September 30, 2011 and ended September 30, 2010 contained no adverse opinion, disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

c. Our sole Director participated in and approved the decision to change independent accountants. Including (i) the fiscal years ended September 30, 2010 though September 30, 2012 and the period covered by the financial review of the financial statements of the subsequent quarterly periods ended June 30, 2013, and (ii) through the interim period ended October 31, 2013 (the date of dismissal of PM, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PM on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PM would have caused it to make reference to the subject of such disagreements in their reports on the financial statements of such years. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

d. During the interim period through October 31, 2013, there have been no reportable evens with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

e. The Company provided a copy of the forgoing disclosures to PM prior to the date of the filing of this Report and requested that PM furnish a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the statements in this Report. A copy of the letter of PM, dated November 4, 2013, stating that he agrees with the statements concerning his firm contained herein is attached hereto as Exhibit 16.1.

(2) New Independent Public Accountant:

a. On October 31, 2013, the Company engaged Haskell & White LLP Certified Public Accountants (“H&W”) of Irvine, California, as its new registered independent public accountant. During the years ended September 30, 2010, September 30, 2011 and September 30, 2012 and prior to October 31, 2013 (the date of new engagement), the Company did not consult with H&W regarding (i) the application of accounting principles to a specific transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statement by H&W, in either case where written or oral advice provided by H&W would be an important factor considered by us in reaching a decision as to any accounting or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively; except that the financial statements of DKTI for the years ended December 31, 2011 and December 31, 2012 were audited by H&W.

Item 8.01	Other Events.

We are providing the additional  information to that reported above that would have would have been included in a Form 10 as if the Issuer were to file a Form 10.  Please note that the information below relates to the current operations acquired through the closing of the Agreement of Purchase and Sale of Stock referred to in Item 2.01, above.

1. Business.

Description of Our Business.

As a result of the closing of the Agreement of Purchase and Sale of Stock, the Company acquired Ding King Training Institute, Inc., which is in the business of training individuals for a career as a technician in the automotive Paintless Dent Repair business.  The potential students are employees of auto body shops, car rental companies and car dealers as well as entrepreneurs looking to start their own business.

Paintless Dent Repair (PDR), also known as Paintless Dent Removal, is a collection of techniques for removing minor dents and dings from the body of an automobile. A wide range of damage can be repaired using PDR; however, usually if there is significant paint damage, PDR may be unsuitable.  The most common practical use for PDR is the repair of hail damage, door dings, minor creases, and sometimes minor plastic bumper indentations if accessible.  The techniques can also be applied to help prepare the damaged panel for refinishing in a body shop using conventional paint and body methods. Such applications are referred to as "push to paint" or "push for paint".

The technology of PDR has been around for many years, brought to the North American retail market from Europe in 1983.   It has become popularly adopted for such purposes as lease return, auction preparation, rental car maintenance, and increasingly, consumer vehicle repair. Consequently, consumer-level awareness of the techniques has increased in recent years.

Limiting factors for a successful repair using PDR include the flexibility of the paint (most of today's refined automotive paint finishes allow for successful PDR), and the amount the metal has been stretched by the damage incurred (this varies depending on the thickness of the metal and the intensity of the impact that caused the dent). Generally speaking, the more shallow the dent the greater the chance of paintless dent repair being a suitable option. Even dents several-inches in diameter can be repaired with this method, as long as the metal and paint are not stretched. Most experienced technicians can fix a shallow large dent or crease to an acceptable level, but extremely sharp dents and creases may not qualify for PDR.

The most common methods of paintless dent repair utilize metal rods and body picks to push the dents out from the under side of the body panel. Additionally, glue and a specially designed tab may be used from the outside of the panel to pull the dents out. In either case, fine-tuning of the repair often involves "tapping" down the repair to remove small high spots, or shrink the metal, making the surface flat. Paintless Dent Repair may be used on both aluminum and steel panels. Quality technicians blend high spots to match the texture of the paint. (note: If a technician pushes too hard they will create severe high spots and the clear coat may split or crack.)

Experienced technicians will not crack or chip the paint 99% of the time, although if the painted surface is not in good condition or the metal is too cold it can crack and even the very best tech can not stop this from happening.

When damage is too great and body filler is necessary a body shop may request a technician to do something called "push to paint", which involves pushing a majority of the metal up because the body shop is going to repaint those panels anyway, this saves time and money.

Fluorescent or LED lighting or in some cases a reflection board, is used to see the deformation of the dent and to aid the technician in locating the tip of the tool being used to push the metal up. This is an important aspect of the repair process, without a reflection such as a light or board to read the dent, the fine detail of the process is unseen. The technician would not be able to locate their tool specifically and remove the damage accurately without a proper reflection. The process of Paintless Dent Repair requires a technician to push on exact locations of metal to a precise height which can only be witnessed with use of a PDR reading instrument such as a Paintless Dent Repair reflector board or Paintless Dent Repair light.

Without the training services provided by the Company or other similar training schools, Paintless Dent Repair takes years to learn; it is often referred to as an "art", but is more hand eye coordination than anything else and the knowledge of how to utilize these skills. An untrained individual without the correct skills and knowledge can actually damage a dent if attempting a repair.

It is the business of the Company to train its students to acquire the knowledge, skills and equipment to be a successful practitioner of PDR through a training course offered at its Costa Mesa, California headquarters. Included in the training classes and as a part of the fees charged to a student are PDR tools manufactured specifically for the Company to give the students the optimum state-of-art equipment for PDR. Also included is a business development training session with one-on-one guidance and advice for a student's particular business objectives, including how to generate wholesale accounts servicing used car dealerships as well as capturing retail customers.

The Company is a California State Licensed Trade School and also authorized to sell business opportunities in the Paintless Dent Removal Training industry.

Risk Factors.

The following risks and highly speculative factors that may affect our business:

1. THE SUCCESS OF OUR BUSINESS DEPENDS ON CONTINUED GROWTH OF THE PAINTLESS DENT REPAIR INDUSTRY.

Expansion in the business of training of technicians for the Paintless Dent Repair Industry will depend upon continued growth of the Paintless Dent Repair industry itself.  If for any reason the PDR industry does not expand, the need for the training of technicians in the industry will not increase and may, in fact, decline, as a result the demand for our services would be significantly reduced, thereby significantly affecting our sales and the success of our business.

2. IF ECONOMIC OR OTHER FACTORS NEGATIVELY AFFECT THE SMALL AND MEDIUM-SIZED BUSINESS SECTORS, OUR CUSTOMERS MAY BECOME UNWILLING OR UNABLE TO PURCHASE OUR SERVICES. WHICH MAY CAUSE OUR REVENUE TO DECLINE AND IMPAIR OUR ABILITY TO OPERATE PROFITABLY.

Our target customers are small and medium-sized businesses and individuals wishing to enter into the PDR business.  These potential customers are more likely to be significantly affected by economic downturns than larger, more established businesses. Additionally, these potential customers often have limited discretionary funds, which they may choose to spend on items other than our services. If small and medium-sized businesses experience economic hardship, they may be unwilling or unable to expend resources to engage our PDR-training services, which would negatively affect the overall demand for our services and products and could cause our revenue to decline.

3. OUR OPERATING RESULTS ARE DIFFICULT TO PREDICT AND FLUCTUATIONS IN OUR PERFORMANCE MAY RESULT IN VOLATILITY IN THE MARKET PRICE OF OUR COMMON STOCK.

Due to our business model, the unpredictability of our operating results are difficult to predict. We expect to experience fluctuations in our operating and financial results due to a number of factors, such as:

•	our ability to increase the enrollment of new students, and satisfy our customers' requirements;
•	changes in our pricing policies;
•	the introduction of new services and products by us or our competitors;
•	our ability to hire, train and retain members of our sales force;
•	our ability to hire, train and retain instructors for out training programs;
•	the rate of expansion and effectiveness of our sales force;
•	general economic conditions;
•	additional investment in our services or operations; and
•	our success in maintaining and adding strategic marketing relationships.

4. WE FACE GROWING COMPETITION. IF WE ARE UNABLE TO COMPETE SUCCESSFULLY, OUR BUSINESS WILL BE SERIOUSLY HARMED.

The market for our training services is competitive and has relatively low barriers to entry. Our competitors vary in size and in the variety of services they offer. We encounter competition from a wide variety of other PDR training entities, both geographically close and distant.

In addition, due to relatively low barriers to entry in our industry, we expect the intensity of competition to increase in the future from other established and emerging companies. Increased competition may result in price reductions, reduced gross margins, and loss of market share, any one of which could seriously harm our business. We also expect that competition will increase as a result of industry consolidations and formations of alliances among industry participants.

Moreover, many of our current competitors have significantly greater financial, technical, marketing and other resources, and greater brand recognition and, we believe, a larger installed base of customers. These competitors may be able to adapt more quickly to new or emerging technologies and changes in customer requirements. They may be able to devote greater resources to the promotion and sale of their services than we can. If we fail to compete successfully against current or future competitors, our revenue could increase less than anticipated, or even decline, and our business could be significantly harmed.

5. OUR FAILURE TO ESTABLISH NATIONAL BRAND AWARENESS TO THE DING KING TRAINING INSTITUTE, WITHIN A SHORT PERIOD OF TIME COULD COMPROMISE OUR ABILITY TO COMPETE AND TO GROW OUR BUSINESS.

As a result of the anticipated increase in competition in our market, and the likelihood that some of this competition will come from companies with established brands, we believe brand name recognition and reputation will become increasingly important. Our planned strategy which includes relying significantly on third-party strategic marketing relationships to find new customers may impede our ability to build brand awareness, as our customers may mistakenly believe our services will be those of the parties with which we have strategic marketing relationships. If we do not continue to build brand awareness, we could be placed at a competitive disadvantage to companies whose brands are more recognizable than ours.

6. IF WE CANNOT ADAPT TO TECHNOLOGICAL ADVANCES OUR SERVICES MAY BECOME OBSOLETE AND OUR ABILITY TO COMPETE WOULD BE IMPAIRED.

Changes in our industry could occur very rapidly, including changes in the way PDR is conducted. As a result, our services could become obsolete within a short time period. The introduction of competing methods/equipment employing new technologies and the evolution of new industry standards could render our existing equipment or services obsolete and unmarketable. To be successful, our services and equipment must keep pace with technological developments and evolving industry standards, address the ever-changing and increasingly sophisticated needs of our customers, and achieve market acceptance. If we are unable to develop new services or equipment, or enhancements to our services or equipment, on a timely and cost-effective basis, or if new services or equipment or enhancements do not achieve market acceptance, our business would be seriously harmed.

7. WE MAY NEED ADDITIONAL FINANCING TO SUPPORT OUR BUSINESS GROWTH, IF WE DO NOT OBTAIN THIS FINANCING, OUR GROWTH MAY BE IMPAIRED.

We intend to continue to make investments to support our business growth and may require additional funds to respond to business challenges, including the need to develop new services or enhance our existing services, expand the geographic locations in which we offer our training services, enhance our operating infrastructure and acquire complementary businesses.

In order to expand our business operations, we anticipate that we may have to raise additional funding. If we are not able to raise the capital necessary to fund our business expansion objectives, we may have to delay the implementation of our business plan. We do not currently have any arrangements for other financing.

8. IF WE ARE UNABLE TO OBTAIN KEY PERSONNEL OR RETAIN TODD SUDECK, THIS MAY COMPROMISE OUR ABILITY TO SUCCESSFULLY MANAGE OUR BUSINESS AND PURSUE OUR GROWTH STRATEGY.

We depend on the services of our sole director and officer, Todd Sudeck, for the future success of our business. The loss of his services could have an adverse effect on our business, financial condition and results of operations. We do not carry any key personnel life insurance policies on Todd Sudeck and we do not have a contract for his services.

9. OUR SOLE OFFICER AND DIRECTOR OWNS CONTROLLING INTEREST IN OUR OUTSTANDING SHARES OF STOCK AND THEREFORE HAS CONTROL OVER ALL OF OUR CORPORATE DECISIONS. HE MAY MAKE BUSINESS DECISIONS THAT ARE DISADVANTAGEOUS TO OUR MINORITY SHAREHOLDERS.

Todd Sudeck has a controlling interest in our shares of common stock. Accordingly, he will have significant influence in determining the outcome of all corporate transactions or other matters, including the election of directors, mergers, consolidations and the sale of all or substantially all of our assets, as well as the power to prevent or cause a change in control. The interests of Todd Sudeck may differ from the interests of the other investors and may result in corporate decisions that are disadvantageous to other shareholders.

10. WE WERE A "SHELL COMPANY" AND WE WERE REQUIRED TO PROVIDE CERTAIN INFORMATION TO THE PUBLIC PURSUANT TO THE EXCHANGE ACT. WE ARE RESPONSIBLE FOR THE ADEQUACY AND ACCURACY OF ALL OF OUR DISCLOSURES. THE FILING OF THIS AMENDMENT TO THE CURRENT REPORT DOES NOT FORECLOSE THE SECURITIES AND EXCHANGE COMMISSION FROM TAKING ANY ACTION WITH RESPECT TO OUR FILINGS.

The Securities and Exchange Commission adopted Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act which defines a shell company as a registrant that has no or nominal operations, and either (a) no or nominal assets; (b) assets consisting solely of cash and cash equivalents; or (c) assets consisting of any amount of cash and cash equivalents and nominal other assets. At the time that we acquired Ding King Training Institute, Inc., we were a shell company. The rules prohibit shell companies from using a Form S-8 to register securities pursuant to employee compensation plans. However, the rules do not prevent us from registering securities pursuant to registration statements. Additionally, the rule regarding Form 8-K requires shell companies to provide more detailed disclosure upon completion of a transaction that causes it to cease being a shell company. We are required to file a Current Report on Form 8-K containing the information required pursuant to Regulation S-K and in a registration statement on Form 10, within four business days following completion of certain transactions. We are no longer a shell and we did not timely include the Form 10 information in the Current Report filed with Securities and Exchange Commission on November 6, 2013. This Amendment to the Current Report on Form 8-K filed on November 6, 2013 is intended to supply the required information. We have been advised that the Division of Enforcement has access to all information we have provided to the staff of the Division of Corporation Finance in connection with our filings with the Securities and Exchange Commission.

The Securities and Exchange Commission adopted a new Rule 144 effective February 15, 2008, which makes resales of restricted securities by shareholders of a shell company more difficult. See discussion in Risk Factors titled Shareholders who hold unregistered shares of our common stock are subject to resale restrictions pursuant to Rule 144, due to our status as a "shell company."

11. SHAREHOLDERS WHO HOLD UNREGISTERED SHARES OF OUR COMMON STOCK ARE SUBJECT TO RESALE RESTRICTIONS PURSUANT TO RULE 144, DUE TO OUR PRIOR STATUS AS A "SHELL COMPANY."

Pursuant to Rule 144 of the Securities Act, we were a "shell company." As such, sales of our unregistered securities pursuant to Rule 144 are not able to be made until (1) we have ceased to be a "shell company; (2) we are subject to Section 13 or 15(d) of the Exchange Act and have filed all of our required periodic reports for at least the previous one year period prior to any sale pursuant to Rule 144; and a period of at least twelve months has elapsed from the date "Form 10 information" has been filed with the Commission reflecting the company's status as a non-"shell company." Because none of our non-registered securities can be sold pursuant to Rule 144, until at least one year after we cease to be a "shell company," any non-registered securities we sell in the future or issue to consultants or employees, in consideration for services rendered or for any other purpose will have no liquidity until and unless such securities are registered with the SEC and/or until a year after we cease to be a "shell company" and have complied with the other requirements of Rule 144, as described above. As a result, it may be harder for us to fund our operations and pay our consultants with our securities instead of cash. Furthermore, it will be harder for us to raise funding through the sale of debt or equity securities unless we agree to register such securities with the Securities and Exchange Commission, which could cause us to expend additional resources in the future.

12. THE COMPANY'S AUDITORS HAVE EXPRESSED DOUBTS AS TO OUR ABILITY TO CONTINUE AS A GOING CONCERN.

In the opinion of our auditors as reflected in our last audited financial statements, since we have a history of losses from operations, it raises substantial doubt about the Company's ability to continue as a going concern. There is no assurance that our auditors will not continue to express doubts on our ability to continue as a going concern.

13. TODD SUDECK HAS NO EXPERIENCE RELATED TO PUBLIC COMPANY MANAGEMENT. AS A RESULT, WE MAY BE UNABLE TO MANAGE OUR PUBLIC REPORTING REQUIREMENTS.

Presently, our operations depend entirely on the efforts of our sole officer and director. While he has expertise with which we will rely upon to grow and manage our business operations, he has no experience related to public company management or as a principal accounting officer. Because of this, we may be unable to develop and manage our public reporting requirements. There is no assurance that we will overcome these obstacles.

14. INVESTORS WILL NOT RECEIVE DIVIDEND INCOME FROM AN INVESTMENT IN THE SHARES AND, AS A RESULT, THE PURCHASE OF THE SHARES SHOULD ONLY BE MADE BY AN INVESTOR WHO DOES NOT EXPECT A DIVIDEND RETURN ON THE INVESTMENT.

We have never declared or paid a cash dividend on our shares nor will we in the foreseeable future. We currently intend to retain future earnings, if any, to finance the operation and expansion of our business. Accordingly, investors who anticipate the need for immediate income from their investments by way of cash dividends should refrain from purchasing any of our securities. As we do not intend to declare dividends in the future, you may never see a return on your investment and you indeed may lose your entire investment.

15. OUR SHARES OF COMMON STOCK ARE DEEMED TO BE "PENNY STOCK" WITH A POTENTIAL LIMITED TRADING MARKET.

Our shares of common stock will, in all likelihood, be subject to the "penny stock rules" adopted pursuant to Section 15(g) of the Exchange Act. The penny stock rules apply to non-NASDAQ companies whose common stock trades at less than $5.00 per share or companies which have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). Such rules require, among other things, that brokers who trade "penny stock" to persons other than" established customers" complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote and other information under certain circumstances. Many brokers have decided not to trade "penny stock" because of the requirements of the penny stock rules and, as result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that we remain subject to the "penny stock rules" for any significant period, there may develop an adverse impact on the market, if any, for our securities. Because our securities are subject to the "penny stock rules," investors will find it more difficult to dispose of our securities.

16. FUTURE SALES OF RESTRICTED SHARES COULD DECREASE THE PRICE A WILLING BUYER WOULD PAY FOR SHARES OF OUR COMMON STOCK, COULD CAUSE OUR PRICE TO DECLINE AND COULD IMPAIR OUR ABILITY TO RAISE CAPITAL.

Future sales of common stock by Todd Sudeck or other unregistered shares of stock under exemptions from registration or through a subsequent registered offering could materially adversely affect the market price of our common stock and could materially impair our future ability to raise capital through an offering of equity securities. We are unable to predict the effect, if any, that market sales of these shares, or the availability of these shares for future sale, will have on the prevailing market price of our common stock at any given time.

17. WE WILL INCUR PROFESSIONAL FEES IN CONNECTION WITH BEING A REPORTING COMPANY UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The Company is subject to the reporting requirements of the Exchange Act and as such, we are required to file Form 10-Ks, Form 10-Qs and Form 8-Ks and other reports with the SEC. We will incur professional fees (i.e., attorney, auditors and filing agents) in connection with the preparation and filing of such reports and we currently anticipate such costs to range from $40,000 to $75,000 per year. If we are unable to file such reports, we will be delinquent in our filings which could adversely affect the marketability of our shares of common interest.

18. THE FAILURE TO COMPLY WITH THE INTERNAL CONTROL EVALUATION AND CERTIFICATION REQUIREMENTS OF SECTION 404 OF SARBANES-OXLEY ACT COULD HARM OUR OPERATIONS AND OUR ABILITY TO COMPLY WITH OUR PERIODIC REPORTING OBLIGATIONS.

As a reporting company under the Exchange Act, we are required to comply with the internal control evaluation and certification requirements of Section 404 of the Sarbanes-Oxley Act of 2002. We are in the process of further determining whether our existing internal controls over financial reporting systems are compliant with Section 404. This process may divert internal resources and may take a significant amount of time, effort and expense to complete. If it is determined that we are not in compliance with Section 404, we may be required to implement new internal control procedures and reevaluate our financial reporting. We may experience higher than anticipated operating expenses as well as outside auditor fees during the implementation of these changes and thereafter. Further, we may need to hire qualified personnel or consultants in order for us to be compliant with Section 404. If we are unable to implement these changes effectively or efficiently, it could harm our operations, financial reporting or financial results and could result in our being unable to obtain an unqualified report on internal controls from our independent auditors, which could adversely affect our ability to comply with our periodic reporting obligations under the Exchange Act.

Sales and Marketing Strategy

GENERALLY

Our objective is to become a leading provider of Paintless Dent Repair training services throughout the United States. Key elements of our strategy include:

Continuing to target the Small and Medium-Sized Businesses engaged in used car sales, auto body repairs, automobile lease returns and auto auctions as well as individuals interested in opening a PDR business. We believe that these target markets offer us the best opportunity to continue building a leading national PDR Training School.

Developing or Acquiring Complementary Services and Technologies. As we market our PDR training services we need to investigate and enter into strategic agreements to expand our business, whether through acquisitions, mergers or integrated marketing efforts through relationships with other vendors or contractors.

Expanding our Distribution Channels. To sell our training services cost efficiently, we plan to establish strategic marketing relationships with organizations that have strong brand recognition with small and medium-sized businesses.

SHARE OF MARKET

The PDR Training services market is an extremely competitive, fragmented and price-sensitive sector and it is difficult to determine our expected market share in this market. Because of the geographic constraints of being located solely in Southern California, we are forced to offer transportation and hotel accommodation packages which increases the over all costs to our students.  If we can can offer our services at locations in other parts of the United States we will likely increase our market share and profit margins. However, we will most likely never be a  majority market share holder due to the fragmentation of the market.

COMPLIANCE WITH GOVERNMENT REGULATION

We do not believe that any current government regulations will have a material impact on the way we conduct our business.

RESEARCH AND DEVELOPMENT EXPENDITURES

We have not incurred any other research or development expenditures since our incorporation.

EMPLOYEES

As of the filing date hereof we have 2 full-time employees, including our sole officer and director, and 1 part-time employee. As our business develops, we expect to develop a compensation program for all of our personnel, subject to the approval by our Board of Directors. We further expect that the specific direction, emphasis and components of an executive compensation program will evolve. Factors that may affect our compensation policies include the hiring of full-time employees, converting any independent contractors to employees, our future revenue growth and profitability and the increasing complexity of our business operations.

UNRESOLVED STAFF COMMENTS

As of the filing of the Amendment No. 2 to the Current Report on Form 8-K/A, we had no unresolved staff comments from the Securities and Exchange Commission, except a request in a letter from the staff of the Securities and Exchange Commission, dated November 19, 2013 which requested the requisite Form 10 information.  This Amendment No. 2 to Current Report is intended to provide that information.

2. Financial Information.

Reference is made to the Audited Financial Statements for the periods ended December 31, 2011 and December 31, 2012, identified as Exhibit 9.1 hereto.

3. Properties.

The Company presently maintains its executive offices, including its training facilities, in a leased facility in Costa Mesa, California.  The facility consists of offices and a work area consisting of approximately 2,458 square feet.  The current lease expires in July 2015 and is at a rate of $2,090.09 per month.  The Company has an option to renew the lease for a two (2) year period with a monthly rental increase of $97.53 upon renewal.

4. Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information, as of October 31, 2013, with respect to any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to our directors and executive officers, is based on a review of statements filed with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock. As of October, 31, 2013, there were 206,500,000 shares of our common stock outstanding.

The number of shares of common stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right.  Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.  The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

The table also shows the number of shares beneficially owned as of October 31, 2013 by each of our individual directors and executive officers, by our nominee directors and executive officers and by all our current directors and executive officers as a group.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock

Todd Sudeck	182,500,000	88.37%

Officers and Directors as a group	182,500,000	88.37%
_______________
(1)  Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of October 31, 2013 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of shares of common stock outstanding on October 31, 2013, and the shares issuable upon the exercise of options, warrants exercisable, and debt convertible on or within 60 days of October 31, 2013.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

5. Directors and Officers.

The names of our directors and executive officers, their principal occupations, and the year in which each of our directors and executive officers initially joined the board of directors are set forth below.

Name	Age	Position

Todd Sudeck	48	CEO, Chairman, President, Secretary and CFO – appointed on June 7, 2013.

Education and Business Experience

Todd Sudeck, the Company's sole officer and director, has spent the last 20 years owning and operating Ding King Training Institute, which became a wholly-owned subsidiary of the Company on October 31, 2013, and serves as the sole officer and director. Historically, Mr. Sudeck has been involved in all aspects of the Ding King Training Institute, including finance, sales, marketing and the entity's student business development program.

None of our officers or directors, promoters or control persons have been involved in the past ten years in any of the following:

(1)	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)
Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)
Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

6. Executive Compensation.

There are no current employment agreements between the Company and its executive officer or understandings regarding future compensation.

Compensation Discussion and Analysis - Executive Officers

Summary Compensation Table - Executive Officers (1)

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total

Todd Sudeck, CEO and President,	2011	$-	$-	$-	$-	$-	$-	$-	$-
CFO and Secretary	2012	$-	$-	$-	$-	$-	$-	$-	$-
__________
(1)  This table reflects compensation paid to Mr. Sudeck in his capacity as President and CEO of Ding King Training Institute, Inc., and its predecessor entity, Ding King Training Institute (a sole proprietorship).  No salaries were paid to any officer of the Issuer prior to the acquisition of Ding King Training Institute, Inc.

Grants of Plan-Based Awards Table - Executive Officers

The Company has no plan-based awards program of any sort.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table - Executive Officers

The Company has not, from inception to October 31, 2013, paid any compensation to its executive officers nor has it adopted a plan-based awards program of any sort for them. Mr. Sudeck expects to receive approximately $180,000 in gross salary during the 12 months ended December 31, 2013.

Outstanding Equity Awards at Fiscal Year-End Table - Executive Officers

The Company has no unexercised options, stock that has not vested, or equity incentive plan awards outstanding as of the end of its last completed fiscal year.

Options Exercised and Stock Vested Table - Executive Officers

From inception through October 31, 2013 the Company has not granted any stock options, SARs or similar instruments to its executive officers nor has it adopted an equity incentive plan of any sort for any of them.

 Pension Benefits - Executive Officers

The Company has not adopted a pension plan or retirement plan of any sort for the benefit of its officers, directors or employees.

Non-qualified Defined Contribution and Other Non-qualified Deferred Compensation Plans - Executive Officers

The Company has not adopted a Non-qualified Defined Contribution Plan or other Non-qualified Deferred Compensation Plan of any sort for its executive officers.

Potential Payments upon Termination of Change-in-Control - Executive Officers

The Company has entered into no contract, agreement, plan or arrangement, written or unwritten, that provides for payment(s) to any person whatsoever at, following, or in conjunction with any termination, including without limitation resignation, severance, retirement or a constructive termination of any executive officer, or a change in control of the Company or a change in any executive officer’s responsibilities, with respect to such executive officer.

Summary Compensation Table - Directors

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total

Todd Sudeck, CEO and President,	2011	$-	$-	$-	$-	$-	$-	$-	$-
CFO and Secretary	2012	$-	$-	$-	$-	$-	$-	$-	$-

Grants of Plan-Based Awards Table - Directors

The Company has no plan-based awards program of any sort.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table - Directors

The Company has not, from inception to October 31, 2013, paid any compensation to its directors nor has it adopted a plan-based awards program of any sort for them.

Outstanding Equity Awards at Fiscal Year-End Table - Directors

The Company has no unexercised options, stock that has not vested, or equity incentive plan awards outstanding as of the end of its last completed fiscal year.

Options Exercised and Stock Vested Table - Directors

From inception through October 31, 2013 the Company has not granted any stock options, SARs or similar instruments to its directors nor has it adopted an equity incentive plan of any sort for any of them.

Pension Benefits - Directors

The Company has not adopted a pension plan or retirement plan of any sort for the benefit of its directors.

Non-qualified Defined Contribution and Other Non-qualified Deferred Compensation Plans - Directors

The Company has not adopted a Non-qualified Defined Contribution Plan or other Non-qualified Deferred Compensation Plan of any sort for its directors.

Potential Payments upon Termination of Change-in-Control - Directors

The Company has entered into no contract, agreement, plan or arrangement, written or unwritten, that provides for payment(s) to any person whatsoever at, following, or in conjunction with any termination, including without limitation resignation, severance, retirement or a constructive termination of any director, or a change in control of the Company or a change in any executive officer’s responsibilities, with respect to such director.

7. Certain Relationships and Related Transactions, and Director Independence.

Related Party Transactions.

The Company purchases its paintless repair tools from Dent Tools Direct USA, Inc., (the “Affiliate”) an affiliate through common ownership by Todd  Sudeck, our sole officer and director. For the years ended December 31, 2012 and 2011, the Company purchased $37,725 and $53,494 of tools from the Affiliate.

During the year ended December 31, 2011, the Affiliate advanced $10,960 to the Company, of which $5,480 remained outstanding at December 31, 2011.  During the year ended December 31, 2012, the Affiliate advanced another $5,000 to the Company, which was repaid during the year.  As of December 31, 2012, the outstanding balance owed to the Affiliate was $5,480.

The Company has borrowed funds from the sister of Todd  Sudeck.  The amounts outstanding at December 31, 2012 and 2011 were $20,836 and $22,073, respectively.

Director Independence

Our common stock is not listed on a national securities exchange or on any inter-dealer quotation system which has a requirement that a majority of the directors be independent.  Our sole member of the Board of Directors, Todd Sudeck, is also our sole officer, and as such is not an independent director.

8. Legal Proceedings.

We are not currently a party to, nor is any of our property currently the subject of, any material legal proceeding. None of the Company's directors, officers or affiliates is involved in a proceeding adverse to our business or has a material interest adverse to our business.

9. Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters.

Market Information

Our common stock is traded on the OTCBB and the OTC Markets, Inc. OTCQB systems with the symbol MLGT.  Prior to September 2013,  the Company's common stock did not trade and no information is available.  The following information has been obtained from OTC Markets, Inc.

Period	High Bid	Low Bid
09/01/13 - 09/30/13	$0.10	$0.09
10/01/13 - 12/02/13	$0.05	$0.01

The bid prices are rounded to the closest whole cent and reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Holders

Of the 206,500,000 shares of the Company's common stock outstanding 182,500,000 shares, or 88.37%, are owned by Todd Sudeck, the Company's sole officer and director.  Prior to the acquisition of Ding King Training Institute, Inc., Mr. Sudeck owned 180,000,000 shares or 88.24% of the shares then outstanding.

Dividends

The Company has never paid a dividend, cash or otherwise, to its shareholders.  The Company does not expect to pay cash dividends to its shareholders in the foreseeable future.

10. Recent Sales of Unregistered Securities.

Reference is hereby made to Item 3.01, above.

11. Description of Securities.

Our authorized capital consists of 300,000,000 shares of common stock, par value $.0001 per share (the "Common Stock"). At the close of business on October 31, 2013, the Company had 206,500,000 shares of Common Stock and -0- shares of Preferred Stock issued and outstanding.

Common Stock

Holders of the Company's common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the Company's common stock representing a majority of the voting power of the Company's capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company's outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company's articles of incorporation.

Holders of the Company's common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. The Company's common stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Company's common stock.

Options and Warrants

The Board of Directors has not approved or implemented any stock option plan or the issuance of any warrants.

Transfer Agent and Registrar

The transfer agent for our common stock is Philadelphia Stock Transfer, Inc., 2320 Haverford Rd., Suite 230, Ardmore, PA 19003, telephone number (484) 416-3124.

Penny Stock

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions.  For any transaction involving a penny stock, unless exempt, the rules require:

●	That a broker or dealer approve a person's account for transactions in penny stocks; and

●	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

●	Obtain financial information and investment experience objectives of the person; and

●
make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form:

●	Sets forth the basis on which the broker or dealer made the suitability determination; and

●	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules.  Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities.  We believe that the penny stock rules will discourage investor interest in and limit the marketability of our common stock.

12. Indemnification of Directors and Officers.

The Company's Articles of Incorporation provide that officers and directors of the Company shall, to the fullest extent permitted by the Florida Business Corporation Act, be indemnified in any action, suit or proceeding by reason of the fact that he or she was an officer or director of the Company and that  the Company's Board of Directors has the sole and exclusive discretion to determine the terms and conditions of such indemnification.

13. Financial Statements and Supplementary Data.

Reference is hereby made to (i) the audited Financial Statements of Ding King Training Institute, Inc, for the years ended December 31, 2012 and 2011(Exhibit 9.1) and (ii) the unaudited Proforma Financial Statements for the Company dated September 30, 2013.

14. Changes and Disagreements with Accountants on Accounting and Financial Disclosure.

Reference is hereby made to Item 4.01, above.

15. Financial Statements and Exhibits.

Reference is hereby made to Item 9.01, below.

Item 9.01	Financial Statements and Exhibits.

(a)  Financial statements of business acquired.  The audited financial statements of the acquired business, DKTI, for the fiscal years  ended December 31, 2011 and  December 31, 2012 are reflected in Exhibit 9.1.

(b)  Pro forma financial information.  The Proforma financial information that is required to be filed pursuant to this Item are reflected in Exhibit 9.2

(c)   Shell company transactions. The additional information required by Item 2.01 is set forth in this Form 8-K/A Amendment No. 2 in Item 2.01, above.

(d)  Exhibits.

Exhibit Number	Description	Location

2.1	Agreement of Purchase and Sale of Stock dated October 31, 2013, by and among mLight Tech, Inc., Ding King Training Institute, Inc. and Todd Sudeck.	Reference is made to Exhibit 2.1 of the Registrant's Current Report on Form 8-K dated October 31, 2013 which was filed with the Securities and Exchange Commission on November 6, 2013.
9.1	Audited Financial Statements of Ding King Training Institute, Inc. for the fiscal years ended December 31, 2011 and December 31, 2012.	Reference is made to Exhibit 9.1 of the Registrant's Current Report on Form 8-K dated October 31, 2013 which was filed with the Securities and Exchange Commission on November 6, 2013.
9.2	Unaudited Proforma Financial Information dated September 30, 2013.
Reference is made to Exhibit  9.2 of the Registrant's Amended Current Report on Form 8-K/A (Amendment No. 1) dated October 31, 2013 filed with the Securities and Exchange Commission on November 19, 2013.

16.1	Letter from Messineo & Co., CPAs LLC, dated November 4, 2013, regarding Regarding Change in Certifying Accountant.	Reference is made to Exhibit 16.1 of the Registrant's Current Report on Form 8-K dated October 31, 2013 which was filed with the Securities and Exchange Commission on November 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mLight Tech, Inc.

Date: December 4, 2013	By:	/s/ Todd Sudeck
Todd Sudeck Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, President and Director